UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

——————

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 25, 2008

DYNATRONICS CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-12697	87-0398434
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification Number)

7030 Park Centre Dr., Salt Lake City, Utah	84121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (801) 568-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 25, 2008, Dynatronics Corporation (the “Company”), received a Deficiency Letter from the NASDAQ Stock Market, notifying it that the Company fails to comply with the minimum bid requirement for continued inclusion under Marketplace Rule 4310(c)(4).  In accordance with Marketplace Rule 4310(c)(8)(D), the Company is provided 180 days, or until December 22, 2008, to regain compliance with the bid price deficiency rule.

On July 1, 2008, the Company issued a press release announcing that it had received the Nasdaq Staff Deficiency Letter and that it was not in compliance with Marketplace Rule 4310(c)(4). A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

           (d)   Exhibits.

99.1    Press release dated July 1, 2008

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNATRONICS CORPORATION

By: /s/ Kelvyn H. Cullimore, Jr.
Kelvyn H. Cullimore, Jr.
Chairman and President

Date:  July 7, 2008